SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                                May 15, 2002


                 CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
 ----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-33379                 36-4459170
       ---------------             -----------------          ---------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



30 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Office)                       (Zip Code)


    Registrant's telephone number, including area code: (312) 930-1000


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 4.  Changes in Registrant's Certifying Accountant.

         On May 15, 2002, the Board of Directors of Chicago Mercantile Exchange Holdings Inc. ("CME Holdings"), the successor company of Chicago Mercantile Exchange Inc. (together with CME Holdings, the "Company"), adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be dismissed as the Company's independent public accountants.

         During the two most recent fiscal years ended December 31, 2001, and during the interim period through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Andersen on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company has provided Andersen with a copy of the foregoing statements. A letter from Andersen stating its agreement with such statements is attached as Exhibit 16.

         Effective May 15, 2002, the Board of Directors, based upon a recommendation of its Audit Committee, engaged Ernst & Young LLP as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2002.

         During the Company's two most recent fiscal years ended December 31, 2001, and during the interim period through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the Company's two most recent fiscal years ended December 31, 2001, and during the interim period through the date of this Current Report on Form 8-K, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


Exhibit
Number             Description
-----------       --------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
                                   -----------------------------------------
                                   Registrant


Date:  May 17, 2002                By: /s/ David G. Gomach
                                      ---------------------------------------
                                      David G. Gomach
                                      Managing Director and Chief Financial
                                      Officer